Exhibit 99

ALLSCRIPTS TM

Inform. Connect. Transform.

Allscripts Overview

Safe Harbor

This presentation may contain forward-looking statements about Allscripts Healthcare Solutions that involve risks and uncertainties. These statements are developed by combining currently available information with Allscripts’ beliefs and assumptions. Forward-looking statements do not guarantee future performance. Because Allscripts cannot predict all of the risks and uncertainties that may affect it, or control the ones it does predict, Allscripts’ actual results may be materially different from the results expressed in its forward-looking statements. For a more complete discussion of the risks, uncertainties and assumptions that may affect Allscripts, see the Company’s 2004 Annual Report on Form 10-K, available at www.sec.gov.

What We Do & Who We Are . . .

We Provide Clinical Software, Connectivity & Information Solutions to Physicians

360 Employees

Public (Nasdaq: MDRX)

Financial Strength $130+ Million in Cash Reserves $100+ Million in 2004 Revenue

Diversified/Multiple Revenue Streams

The Leader in High Growth Markets

Culture

Fast Moving, Client-Focused and Innovative

Our Vision

To Become an Indispensable Part of the Way Physicians Practice Medicine

Our Solutions

Clinical Solutions Group

Electronic Health Record (EHR)

E-Prescribing

Document Imaging

Physicians Interactive Group e-Detailing

Patients Interactive iHealth

Medication Services Group

Pre-Packaged Medications

Clinical Solutions:

EHR Market Opportunity $5-6 Billion Market

The Market Has “Tipped”

> 25% Penetration of Mid to Large Size Groups

50% of Groups Purchasing in Next 18 Months*

Average deal size was approximately $600,000 in Q1’05

Pipeline continues to grow. We also expect average deal size to grow and include individual deals in $3 to $5 million range over the next 12 to 18 mo.

What Changed?

Tools & Technology are Better, Less Expensive Physicians’ Willingness to Adopt Technology Political, Payors, PBM, Patient Trends Results (Proven, Measurable ROI)

•source: PricewatershouseCoopers Study

Clinical Solutions:

Allscripts EHR – Competitive Advantages

Physician-Centric Approach

IDX Alliance = Preferred Access to 70% of Large Groups Modular Approach Drives Rapid Adoption and ROI Independent, Documented Return-On-Investment Blue-Chip Client Base Partners Play a Key Role in Our Solutions and Connections Organizing & Leading the Ambulatory Market

Clinical Solutions:

Allscripts EHR—Results

Sales Growth In Excess of 60%

Ranked #1 in KLAS, the “Consumer Reports’ of Healthcare, Ambulatory EHR Perception Report

Ranked #1 at TEPR Competition

Ranked #1 MS-HUG Awards

Central Utah Clinic Saves $1,000,000 in First Year

Clinical Solutions:

Allscripts EHR—Results

Over 1,500 Clinics Across the U.S.

Physicians Interactive:

Opportunity

The Opportunity

Pharma Industry Marketing Spend = $15 Billion/Year

Current Market for Online Product Education ~$250mm

The Pharma Challenge

Goal = Educate/Influence ~ 200,000 HVP’s Challenge = HVP’s Crunched For Time 43% of Pharma Detail Calls End at Receptionist 50% of Detail Calls Last < 2 Minutes

Physicians Interactive:

Results

Pioneer/Leading Provider of e-Detailing and Other Online Solutions

Blue Chip Client Base

39 Pharmaceutical, Biotech & Medical Device Companies

8 of Top 10 Pharmaceutical Companies

More Programs Delivered

400 Programs for 100 Brands

59 International Programs in 8 Countries

Significant Footprint with Physicians

60,000 Unique Physician Participants in U.S.

> 250,000 Educational Sessions Completed

Medication Services:

Results

Legacy Business

Continued Increases In Gross Margin Strength in Occupational Health Centers Strength in Employers On-Site Delivery

Financial Overview:

Revenue Growth Expected to Continue

(in millions) $100 $50 $0

Growth Segments

Medication Distribution Segment

2001 2002 2003 2004 2005 E

Financial Overview:

Translating into Positive EPS Growth $0.30 $0.22—$0.24

-$0.40

2002

2003

2004

2005 E

Financial Overview:

Backlog as of June 30,2005 (in millions) $76.3 Million $80 $70 $60 $50 $40 $30 $20 $10 $0

CSG Maint. / Support $12.1 $13.2 $10.5 $40.5

PI

CSG Subscriptions

CSG License/ Implmt. Fees

Financial Overview:

Financial Position as of June 30, 2005 (in millions)

Cash & Marketable Securities $134.9

Accounts Receivable, Net 23.3

Other Assets 44.1

Total Assets $202.3

Accounts Payable & Accrued Liabilities $17.5

Deferred Revenue 14.4

Convertible Debt 82.5

Other Liabilities 0.4

Total Liabilities 114.8

Stockholders’ Equity 87.5

Total Liabilities & Stockholders’ Equity $202.3

Summary

Physician-Centric

Competitive Advantage In Key Markets Strong Sales Momentum in Growing Markets Continued Increases In Gross Margin Leadership Position in All Businesses Strong Financial Position People

Bottom Line

Well Positioned for Growth and Sustained Profitability

ALLSCRIPTS TM

Inform . Connect . Transform .